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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K
                              --------------------
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 19, 2004

                              PLX Technology, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-25699               94-3008334
(State of other jurisdiction of  (Commission File Number)   (I.R.S. Employer
        incorporation)                                    Identification Number)

                                870 Maude Avenue
                           Sunnyvale, California 94085
           (Address of principal executive offices including zip code)

                                 (408) 774-9060
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under and of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for PLX Technology, Inc. for the quarter ended September 30, 2004 and forward-looking statements relating to 2004 and the fourth quarter of 2004 as presented in a press release of October 19, 2004. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLX TECHNOLOGY, INC.
                                    (the Registrant)


                                    By: /s/ RAFAEL TORRES
                                    -------------------------------------
                                            Rafael Torres
                                            Vice President,
                                            Finance Chief Financial Officer
                                            Secretary


Date: October 19, 2004


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